                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                   FORM 8-K



                            Current Report Pursuant
                         to Section l3 or l5(d) of the
                        Securities Exchange Act of 1934

Date of report (date of earliest event reported):  MAY 28, 1996


                           Enterprise Systems, Inc.
                           ------------------------
            (Exact Name of Registrant as Specified in Its Charter)


                                   Delaware
                                   --------
                (State or Other Jurisdiction of Incorporation)


     0-26794                                              36-3130103
     -------                                              ----------
(Commission File Number)                       (IRS Employer Identification No.)

1400 South Wolf Road, Wheeling, Illinois                              60090-6524
- ----------------------------------------                              ----------
 (Address of Principal Executive Offices)                             (Zip Code)

                                (847) 537-4800
                                --------------
            (Registrant's Telephone Number, Including Area Code)



                                     None
                                     ----
           (Former Name or Former Address, if Changed Since Last Report)
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

          On May 28, 1996, Enterprise Systems, Inc. (the "Company") issued a press release concerning the completion of the acquisition of the materials management division of Continental Healthcare Systems, Inc. Additional information regarding this transaction is set forth in the press release, which is attached hereto as Exhibit A.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

          (a)  Financial Statements of businesses to be acquired

               It is impracticable for the Company to file the required financial statements as of the date hereof. The required financial statements shall be filed by the Company as soon as practicable, but in no event shall such financial statements be filed later than 60 days after the due date of this Form 8-K.

          (b)  Pro forma financial information

               It is impracticable for the Company to file the required pro forma financial information as of the date hereof. The required pro forma financial information shall be filed by the Company as soon as practicable, but in no event shall such pro forma financial information be filed later than 60 days after the due date of this Form 8-K.

          (c)  Exhibits

               10.1 Press Release dated May 28, 1996 (attached hereto as Exhibit A).

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                                 SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of l934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    ENTERPRISE SYSTEMS, INC.


                                    By:    /s/ Glen E. Tullman
                                        ------------------------------------

                                    Its:     Chief Executive Officer
                                         -----------------------------------


Date:  June 10, 1996

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